SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 25, 2002
                                                 -------------------------------


                          MEASUREMENT SPECIALTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NEW JERSEY                    001-11906               22-2378738
(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER
      OF INCORPORATION)                 NUMBER)            IDENTIFICATION NO.)


80 LITTLE FALLS ROAD, FAIRFIELD, NEW JERSEY                              07004
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 808-1819
                                                   -----------------------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.     OTHER EVENTS.

On August 21, 2002, the registrant issued the press release attached as Exhibit 99.1.

On August 28, 2002, the registrant issued the press release attached as Exhibit 99.2.

On September 25, 2002, the registrant issued the press release attached as
Exhibit 99.3.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) The following exhibits are filed herewith:

EXHIBIT NO.      DESCRIPTION
-----------      -----------
Exhibit 99.1     Press Release of Measurement Specialties, Inc. dated August 21,
                 2002.

Exhibit 99.2     Press Release of Measurement Specialties, Inc. dated
                 August 28, 2002.

Exhibit 99.3 Press Release of Measurement Specialties, Inc. dated September 25, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MEASUREMENT SPECIALTIES, INC.



Date:  September 25, 2002           By:  /s/  Joseph R. Mallon, Jr.
                                         -----------------------------------
                                         Joseph R. Mallon, Jr.
                                         Chairman


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